                                                                   EXHIBIT 99.25

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                    $ 92,781,784
Aggregate Original Principal Balance                       $ 93,137,834
Number of Mortgage Loans                                          1,111

                                   MINIMUM         MAXIMUM            AVERAGE (1)
                                   -------         -------            -----------
Original Principal Balance         $15,000         $215,000           $83,832
Outstanding Principal Balance      $14,511         $214,503           $83,512

                                   MINIMUM         MAXIMUM             WEIGHTED AVERAGE (2)
                                   -------         -------             --------------------
Original Term (mos)                  180              360                      180
Stated remaining Term (mos)          171              355                      175
Loan Age (mos)                         4                9                        6
Current Interest Rate              6.000%          13.750%                  10.230%
Original Loan-to-Value             73.08%          100.00%                   99.14%
Credit Score (3)                     559              801                      668

                                   EARLIEST         LATEST
                                  ----------      ----------
Maturity Date                     04/01/2019      08/01/2034

                             PERCENT OF                                              PERCENT OF
LIEN POSITION               MORTGAGE POOL             YEAR OF ORIGINATION           MORTGAGE POOL
-------------               -------------             -------------------           -------------
1st Lien                        0.00%                 2003                              0.00%
2nd Lien                      100.00                  2004                            100.00

OCCUPANCY                                             LOAN PURPOSE

Primary                        99.21%                 Purchase                         80.83%
Second Home                     0.79                  Refinance - Rate/Term             4.97
Investment                      0.00                  Refinance - Cashout               14.2

LOAN TYPE                                             PROPERTY TYPE

Fixed Rate                    100.00%                 Single Family                    68.44%
ARM                             0.00                  Townhouse                         0.03
                                                      Condominium                       8.86
AMORTIZATION TYPE                                     Two-to Four-Family                6.19
Fully Amortizing                3.17%                 Manufactured Housing              0.00
Interest Only                   0.00                  Planned Unit Development         16.49
Balloon                        96.83

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                       NUMBER     AGGREGATE                            WEIGHTED    AVERAGE       WEIGHTED     PERCENT
                        OF        PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE       FULL OR
RANGE OF              MORTGAGE     BALANCE        MORTGAGE   AVERAGE    CREDIT     BALANCE       ORIGINAL    ALTERNATIVE
MORTGAGE RATES         LOANS     OUTSTANDING        POOL     COUPON     SCORE    OUTSTANDING       LTV          DOC
--------------        --------   -----------     ----------  --------  --------  -----------     --------    -----------
5.501% to 6.000%          1      $    72,454        0.08%     6.000%      687      $ 72,454      100.00%        0.00%
7.001% to 7.500%          3          339,292        0.37      7.500       689       113,097       97.80       100.00
7.501% to 8.000%          3          357,037        0.38      7.997       736       119,012      100.00       100.00
8.001% to 8.500%         79        7,832,709        8.44      8.402       721        99,148       99.65        80.43
8.501% to 9.000%        108        9,349,567       10.08      8.909       690        86,570       99.21        68.81
9.001% to 9.500%        108        9,356,334       10.08      9.429       670        86,633       99.60        72.15
9.501% to 10.000%       202       17,285,872       18.63      9.886       672        85,574       99.05        36.17
10.001% to 10.500%      123        9,745,106       10.50     10.418       649        79,229       99.13        31.32
10.501% to 11.000%      299       26,066,163       28.09     10.858       650        87,178       99.02        36.20
11.001% to 11.500%       29        2,229,122        2.40     11.346       670        76,866       99.10        30.80
11.501% to 12.000%       68        4,594,895        4.95     11.943       667        67,572       98.37        18.43
12.001% to 12.500%       33        2,237,097        2.41     12.379       664        67,791       99.84        25.50
12.501% to 13.000%       50        3,076,430        3.32     12.852       640        61,529       98.36        29.73
13.001% to 13.500%        3          164,388        0.18     13.216       651        54,796      100.00        51.64
13.501% to 14.000%        2           75,317        0.08     13.750       676        37,659      100.00         0.00
                      -----      -----------      ------     ------       ---      --------      ------       ------
TOTAL:                1,111      $92,781,784      100.00%    10.230%      668      $ 83,512       99.14%       45.29%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.230% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER    AGGREGATE                               WEIGHTED    AVERAGE       WEIGHTED      PERCENT
                              OF      PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE        FULL OR
RANGE OF                   MORTGAGE    BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE       ORIGINAL     ALTERNATIVE
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING       LTV            DOC
------------------------   --------  -----------     ----------    --------   --------  -----------     --------     -----------
169 to 180                  1,106    $92,465,884       99.66%      10.227%      668        $83,604       99.14%         45.39%
229 to 240                      3        142,483        0.15       10.768       595         47,494       99.36          40.18
349 to 360                      2        173,418        0.19       11.412       640         86,709      100.00           0.00
                            -----    -----------      ------       ------       ---        -------      ------          -----
TOTAL:                      1,111    $92,781,784      100.00%      10.230%      668        $83,512       99.14%         45.29%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 355 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 175 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL
BALANCES

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE       WEIGHTED   PERCENT
                               OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE       ORIGINAL  ALTERNATIVE
LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING       LTV         DOC
--------------------------  --------   -----------   ----------   --------   --------  -----------     --------  -----------
$50,000 or less               169      $ 5,289,686      5.70%      10.878%      650      $ 31,300       98.26%      53.42%
$50,001 to $100,000           674       52,713,807     56.81       10.232       667        78,210       99.38       45.66
$100,001 to $150,000          232       28,423,373     30.63       10.183       671       122,515       99.02       43.49
$150,001 to $200,000           34        5,927,257      6.39        9.820       672       174,331       98.43       46.71
$200,001 to $250,000            2          427,661      0.46       10.812       689       213,830       97.51        0.00
                            -----      -----------    -------      ------       ---      --------       -----       -----
TOTAL:                      1,111      $92,781,784    100.00%      10.230%      668      $ 83,512       99.14%      45.29%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,385 to approximately $214,503 and the average outstanding principal balance of the Mortgage Loans was approximately $56,691.

PRODUCT TYPES

                      NUMBER      AGGREGATE                              WEIGHTED   AVERAGE       WEIGHTED     PERCENT
                       OF         PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE  PRINCIPAL       AVERAGE     FULL OR
                     MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT    BALANCE      ORIGINAL   ALTERNATIVE
PRODUCT TYPES         LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC
-------------        --------    -----------     ----------    --------  --------  ------------   --------   -----------
15 Year Fixed Rate       37      $ 2,627,312        2.83%      10.585%      685      $71,008       98.95%       44.21%
20 Year Fixed Rate        3          142,483        0.15       10.768       595       47,494       99.36        40.18
30 Year Fixed Rate        2          173,418        0.19       11.412       640       86,709      100.00         0.00
Balloon Loans         1,069       89,838,572       96.83       10.217       668       84,040       99.14        45.42
                      -----      -----------      ------       ------       ---      -------      ------        -----
TOTAL:                1,111      $92,781,784      100.00%      10.230%      668      $83,512       99.14%       45.29%


ADJUSTMENT TYPE

                   NUMBER       AGGREGATE                              WEIGHTED   AVERAGE      WEIGHTED   PERCENT
                    OF          PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                  MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE    LOANS       OUTSTANDING      POOL         COUPON     SCORE    OUTSTANDING     LTV         DOC
---------------   --------     -----------    ----------    --------   --------  -----------   --------  -----------
Fixed Rate         1,111       $92,781,784     100.00%       10.230%     668      $83,512       99.14%      45.29%
                   -----       -----------     ------        ------      ---      -------       -----       -----
TOTAL:             1,111       $92,781,784     100.00%       10.230%     668      $83,512       99.14%      45.29%

STATE DISTRIBUTIONS OF MORTGAGED
PROPERTIES

                           NUMBER     AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                            OF        PRINCIPAL       PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                          MORTGAGE     BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    LOANS     OUTSTANDING         POOL        COUPON       SCORE     OUTSTANDING       LTV          DOC
-----------------------   --------   -----------      ----------    --------    --------    -----------    --------    -----------
Arizona                     16       $ 1,054,038         1.14%       11.280%       664       $ 65,877        99.88%        42.91%
California                 753        68,006,518        73.30         9.951        667         90,314        99.15         48.88
Colorado                     8           397,030         0.43        10.834        659         49,629        99.00         24.76
Connecticut                 11           973,446         1.05        11.039        671         88,495        99.34         22.40
Delaware                     1            79,815         0.09        10.750        631         79,815       100.00          0.00
District of Columbia         6           571,961         0.62        10.613        657         95,327        97.15         66.26
Florida                     29         2,083,760         2.25        11.565        655         71,854        99.62         50.33
Georgia                     18           607,778         0.66        11.878        658         33,765        99.65         57.24
Idaho                        4           169,258         0.18        10.028        647         42,315        96.73         24.46
Illinois                    22         1,275,342         1.37        10.192        669         57,970        99.21         24.55
Indiana                      2            35,127         0.04        12.468        625         17,563       100.00         53.96
Louisiana                    3            47,430         0.05        12.829        628         15,810       100.00         68.42
Maine                        1            15,722         0.02        11.990        636         15,722       100.00        100.00
Maryland                    29         2,334,754         2.52        10.974        668         80,509        99.43         37.96
Massachusetts                6           486,778         0.52        10.075        717         81,130        98.28         34.92
Michigan                     5           234,770         0.25        11.213        684         46,954       100.00         28.49
Mississippi                  1            59,314         0.06        12.875        609         59,314       100.00          0.00
Missouri                     1            35,936         0.04        12.875        622         35,936       100.00        100.00
Montana                      1            32,427         0.03         9.990        646         32,427       100.00        100.00
Nevada                      22         1,861,015         2.01        10.271        688         84,592        99.68         23.23
New Hampshire                1           161,312         0.17         9.500        699        161,312       100.00          0.00
New Jersey                   4           273,423         0.29         8.941        644         68,356        99.54         73.50
New Mexico                   1            22,332         0.02        10.250        615         22,332       100.00        100.00
New York                    76         5,536,421         5.97        11.621        675         72,848        98.02         23.54
North Carolina               4           206,175         0.22        12.057        649         51,544       100.00         87.74
Ohio                         2           192,746         0.21         9.326        680         96,373       100.00        100.00
Oklahoma                     2            93,335         0.10         9.482        698         46,668       100.00         17.74
Pennsylvania                 4           236,409         0.25         9.422        722         59,102       100.00         83.10
South Carolina               2            39,826         0.04        12.398        588         19,913       100.00        100.00
Texas                       19         1,479,232         1.59        10.828        678         77,854       100.00         33.12
Virginia                    39         3,011,715         3.25        10.832        668         77,223        99.54         32.02
Washington                  12           942,551         1.02        10.545        645         78,546        98.70         47.56
West Virginia                2           114,560         0.12        11.029        614         57,280       100.00        100.00
Wisconsin                    3            84,564         0.09        11.680        685         28,188       100.00          0.00
Wyoming                      1            24,963         0.03        11.990        627         24,963       100.00        100.00
                         -----       -----------       ------        ------        ---       --------       ------        ------
TOTAL:                   1,111       $92,781,784       100.00%       10.230%       668       $ 83,512        99.14%        45.29%

No more than approximately 0.98% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER     AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                            OF       PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE     FULL OR
RANGE OF ORIGINAL        MORTGAGE     BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS      LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
--------------------     --------   -----------     ----------   --------    --------  -----------    --------   -----------
70.01% to 75.00%             1      $   199,550        0.22%      10.875%      669      $199,550       73.08%       0.00%
75.01% to 80.00%             1          121,734        0.13       10.750       640       121,734       80.00      100.00
85.01% to 90.00%            41        2,772,475        2.99       10.331       664        67,621       89.88       38.20
90.01% to 95.00%            88        7,181,681        7.74       10.470       673        81,610       94.57       28.62
95.01% to 100.00%          980       82,506,344       88.93       10.204       668        84,190       99.94       47.01
                         -----      -----------      ------       ------       ---      --------       -----      ------
TOTAL:                   1,111      $92,781,784      100.00%      10.230%      668      $ 83,512       99.14%      45.29%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 73.08% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.14%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.86%.

LOAN PURPOSE

                           NUMBER       AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                             OF         PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE      FULL OR
                          MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
LOAN PURPOSE                LOANS      OUTSTANDING      POOL         COUPON     SCORE   OUTSTANDING      LTV         DOC
------------              --------    ------------    ----------    --------  --------  -----------    --------   -----------
Purchase                     892      $75,000,077       80.83%      10.211%      671      $84,081       99.39%      43.92%
Refinance - Cashout          160       13,173,347       14.20       10.237       656       82,333       98.12       50.84
Refinance - Rate Term         59        4,608,361        4.97       10.528       650       78,108       97.92       51.72
                           -----      -----------      ------       ------       ---      -------       -----       -----
TOTAL:                     1,111      $92,781,784      100.00%      10.230%      668      $83,512       99.14%      45.29%

PROPERTY TYPE

                              NUMBER      AGGREGATE                              WEIGHTED   AVERAGE      WEIGHTED    PERCENT
                                OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                             MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE                  LOANS     OUTSTANDING        POOL       COUPON     SCORE    OUTSTANDING     LTV          DOC
-------------                --------    -----------     ----------   ---------  --------  -----------  ---------   -----------
Single Family                   778      $63,498,755       68.44%       10.209%     666      $81,618       99.14%       46.47%
Townhouse                         1      $    23,465        3.00%     1287.500%     603      $23,465    10000.00%    10000.00%
Condominium                     101        8,217,649        8.86       10.164       659       81,363       99.45        48.39
Two- to Four-Family              62        5,744,202        6.19       10.545       687       92,648       98.08        33.30
Planned Unit Development        169       15,297,714       16.49       10.232       672       90,519       99.34        43.17
                              -----      -----------      ------      -------       ---      -------    --------     --------
TOTAL:                        1,111      $92,781,784      100.00%      10.230%      668      $83,512       99.14%       45.29%

DOCUMENTATION

                               NUMBER      AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                                OF         PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      FULL OR
                              MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION                  LOANS      OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING    LTV         DOC
-------------                 --------    -----------     ----------    --------  --------   -----------  --------   -----------
Full Documentation               483      $38,492,527       41.49%       9.798%      664      $ 79,695     99.37%     100.00%
Streamlined Documentation        423       34,996,979       37.72       10.792       678        82,735     99.34        0.00
Limited Documentation            100       10,099,658       10.89        9.835       661       100,997     98.36        0.00
Lite Documentation                49        4,314,809        4.65       10.329       653        88,057     99.77        0.00
Full/Alt Documentation            34        3,530,839        3.81       10.136       644       103,848     99.10      100.00
Stated Documentation              22        1,346,972        1.45       10.877       686        61,226     90.98        0.00
                               -----      -----------      ------       ------       ---      --------     -----      ------
TOTAL:                         1,111      $92,781,784      100.00%      10.230%      668      $ 83,512     99.14%      45.29%

OCCUPANCY

                 NUMBER      AGGREGATE                               WEIGHTED   AVERAGE      WEIGHTED     PERCENT
                   OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE  PRINCIPAL      AVERAGE      FULL OR
                MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
OCCUPANCY        LOANS      OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV          DOC
---------       --------    -----------     ----------    --------   --------  -----------   --------   -----------
Primary          1,103      $92,047,278       99.21%      10.224%      668      $83,452       99.15%      45.42%
Second Home          8          734,507        0.79       11.094       717       91,813       98.15       29.46
                 -----      -----------      ------       ------       ---      -------       -----       -----
TOTAL:           1,111      $92,781,784      100.00%      10.230%      668      $83,512       99.14%      45.29%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                      NUMBER        AGGREGATE                              WEIGHTED    AVERAGE       WEIGHTED        PERCENT
                       OF           PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL      AVERAGE         FULL OR
MORTGAGE LOANS AGE   MORTGAGE        BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE       ORIGINAL      ALTERNATIVE
(MONTHS)              LOANS        OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING       LTV            DOC
------------------   --------      -----------     ----------   --------   --------  -----------     --------      -----------
4                         2        $   120,232        0.13%      11.176%      630      $60,116        100.00%          0.00%
5                       574         49,843,152       53.72       10.163       671       86,835         99.25          42.44
6                       469         37,737,580       40.67       10.297       664       80,464         99.02          49.70
7                        58          4,603,707        4.96       10.282       670       79,374         98.95          42.75
8                         6            308,085        0.33       10.516       638       51,348         96.48          47.70
9                         2            169,028        0.18       12.613       669       84,514        100.00           0.00
                      -----        -----------      ------       ------       ---      -------        ------          -----
TOTAL:                1,111        $92,781,784      100.00%      10.230%      668      $83,512         99.14%         45.29%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE                               WEIGHTED   AVERAGE      WEIGHTED      PERCENT
                         OF        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE       FULL OR
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT    BALANCE      ORIGINAL    ALTERNATIVE
PENALTY TERM           LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV           DOC
-------------------   --------    -----------     ----------   --------    -------  -----------    --------    -----------
None                     351      $27,995,371       30.17%      10.691%      672      $79,759       99.10%        36.39%
12 Months                 28        2,454,529        2.65       10.358       654       87,662       99.53         50.05
24 Months                405       35,186,115       37.92        9.878       668       86,879       99.07         51.03
36 Months                327       27,145,769       29.26       10.202       665       83,015       99.24         46.61
                       -----      -----------      ------       ------       ---      -------       -----         -----
TOTAL:                 1,111      $92,781,784      100.00%      10.230%      668      $83,512       99.14%        45.29%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                          NUMBER    AGGREGATE                             WEIGHTED    AVERAGE       WEIGHTED     PERCENT
                            OF      PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE      FULL OR
                         MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE       ORIGINAL    ALTERNATIVE
RANGE OF CREDIT SCORES    LOANS    OUTSTANDING     POOL        COUPON      SCORE    OUTSTANDING        LTV         DOC
----------------------   --------  -----------   -----------  --------    --------  -----------     --------    -----------
559 to 575                    6    $   535,894      0.58%      10.300%      566       $89,316        100.00%       70.70%
576 to 600                   64      4,385,540      4.73       10.968       590        68,524         99.18        79.71
601 to 625                  142     10,192,544     10.99       10.897       614        71,778         99.43        64.38
626 to 650                  247     20,725,889     22.34       10.501       640        83,910         98.93        41.88
651 to 675                  259     21,995,378     23.71       10.318       663        84,924         98.97        37.76
676 to 700                  152     13,541,089     14.59        9.866       687        89,086         99.32        41.97
701 to 725                  115     10,284,532     11.08        9.783       711        89,431         99.21        39.96
726 to 750                   58      5,090,276      5.49        9.612       737        87,763         98.85        32.01
751 to 775                   49      4,212,986      4.54        9.514       759        85,979         99.44        46.11
776 to 800                   18      1,764,982      1.90        9.179       786        98,055        100.00        70.15
801 to 801                    1         52,675      0.06        9.750       801        52,675         92.91         0.00
                          -----    -----------    ------       ------       ---       -------        ------        -----
TOTAL:                    1,111    $92,781,784    100.00%      10.230%      668       $83,512         99.14%       45.29%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 559 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 668.

CREDIT GRADE

                NUMBER       AGGREGATE                             WEIGHTED     AVERAGE        WEIGHTED      PERCENT
                  OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL        AVERAGE      FULL OR
               MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE        ORIGINAL    ALTERNATIVE
CREDIT GRADE    LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING        LTV            DOC
------------   --------    -----------     ----------   --------   --------   -----------      --------    -----------
AA                751      $64,807,577       69.85%      10.008%      687        $86,295        99.11%        40.74%
A                 289       22,883,006       24.66       10.709       629         79,180        99.21         51.27
A-                 71        5,091,202        5.49       10.906       607         71,707        99.17         76.42
                -----      -----------      ------       ------       ---        -------        -----         -----
TOTAL:          1,111      $92,781,784      100.00%      10.230%      668        $83,512        99.14%        45.29%